Exhibit 32.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of PS Business Parks, Inc. (the “Company”) for the period ending September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Dan M. Chandler, III, as Chief Executive Officer of the Company and Jeffrey D. Hedges, as Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dan M. Chandler, III
Name: Dan M. Chandler, III
Title: Chief Executive Officer
Date: October 28, 2021

/s/ Jeffrey D. Hedges
Name: Jeffrey D. Hedges
Title: Chief Financial Officer
Date: October 28, 2021